Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets
Goodwill
The changes in the carrying amount of goodwill were as follows (in thousands):

	Drilling & Downhole	Completions	Production	Total
Goodwill balance at December 31, 2016	$529,901	$105,198	$17,644	$652,743
Acquisitions, net of dispositions	19,571	133,914	1,595	155,080
Impairment	(68,004)	—	—	(68,004)
Impact of non-U.S. local currency translation	13,515	1,704	207	15,426
Goodwill balance at December 31, 2017	494,983	240,816	19,446	755,245
Acquisitions, net of dispositions	1,753	20,559	—	22,312
Impairment	(298,789)	—	—	(298,789)
Impact of non-U.S. local currency translation	(6,796)	(2,095)	(230)	$(9,121)
Goodwill balance at December 31, 2018	$191,151	$259,280	$19,216	$469,647

We perform our annual impairment tests of goodwill as of October 1 or when there is an indication an impairment may have occurred. Relevant events and circumstances which could have a negative impact on goodwill include: macroeconomic conditions; industry and market conditions, such as commodity prices; operating cost factors; overall financial performance; the impact of dispositions and acquisitions; and other entity-specific events. Declines in commodity prices or a sustained decrease in valuation of the Company’s common stock could indicate a reduction in the estimate of reporting unit fair value which, in turn, could lead to an impairment of reporting unit goodwill.
The fair values used in the impairment analysis were determined using the net present value of the expected future cash flows for each reporting unit. We determine the fair value of each reporting unit using a discounted cash flow analysis, which requires significant assumptions and estimates about the future operations of each reporting unit. The assumptions about future cash flows and growth rates are based on our current budget, strategic plans and management’s estimates for future activity levels. Forecasted cash flows in future periods were estimated using a terminal value calculation, which considered long-term earnings growth rates. The discount rate we used could change substantially in future periods if the cost of debt or equity were to significantly increase or decrease, or if we were to choose different comparable companies in determining the appropriate discount rate for our reporting units.
As of October 1, 2018, our annual testing date, we completed the annual evaluation of goodwill related to all of our reporting units. We determined that the carrying value of our Drilling reporting unit exceeded its estimated fair value. As a result, we recorded a non-cash impairment charge of $245.4 million to write-off the goodwill in our Drilling reporting unit. Additionally, during the fourth quarter 2018, there was a significant decline in oil prices, lowered industry expectations for U.S. drilling and completions activities and a substantial decline in the quoted market prices of our common stock, which led us to evaluate all of our reporting units for a triggering event as of December 31, 2018. Upon evaluation, we considered these developments to be a triggering event for our Downhole reporting unit that required us to update our goodwill impairment evaluation as of December 31, 2018 based on our current forecast and expectations for market conditions. As a result, we determined that the carrying value of our Downhole reporting unit exceeded its estimated fair value and we recorded a non-cash impairment charge of $53.4 million to write-off goodwill in our Downhole reporting unit. These charges are included in “Goodwill and intangible asset impairments” in the consolidated statements of comprehensive loss. Following these impairment charges, there is zero and $191.1 million of remaining goodwill for our Drilling and Downhole reporting units, respectively. In completing our evaluation, we concluded that the remaining reporting units with a goodwill balance were not impaired.
In the second quarter of 2017, there was a decline in oil prices and a developing consensus view that production from lower cost oil basins would be sufficient to meet anticipated demand for a longer period, delaying the need for production from higher cost basins. With this indication of further delays in the recovery of the offshore market, we performed an impairment test and determined that the carrying value of the goodwill in our Subsea reporting unit was impaired. We recorded an impairment charge of $68.0 million in the second quarter of 2017. Following the impairment charge, there is no remaining goodwill for our Subsea reporting unit.
There was no goodwill impairment recorded during the year ended December 31, 2016.
Accumulated impairment losses on goodwill were $535.6 million, $236.8 million and $168.8 million as of December 31, 2018, 2017, and 2016, respectively.

There are significant inherent uncertainties and management judgment in estimating the fair value of each reporting unit. While we believe we have made reasonable estimates and assumptions to estimate the fair value of our reporting units, it is possible that a material change could occur. If actual results are not consistent with our current estimates and assumptions, or if changes in macroeconomic conditions outside the control of management change such that it results in a significant negative impact to our estimated fair values, the fair value of our reporting units may decrease below their net carrying value, which could result in a material impairment of our goodwill. Based on our goodwill impairment evaluations in the fourth quarter of 2018, the estimated fair values of our Downhole, Stimulation & Intervention and Coiled Tubing reporting units were each less than 30% above their respective carrying values.
Intangible assets
At December 31, 2018 and 2017, intangible assets consisted of the following, respectively (in thousands):

	December 31, 2018
	Gross carrying amount	Accumulated amortization	Net intangibles	Amortization period (in years)
Customer relationships	$337,546	$(110,228)	$227,318	4 - 15
Patents and technology	104,394	(17,148)	87,246	5 - 17
Non-compete agreements	6,245	(5,600)	645	3 - 6
Trade names	47,493	(18,107)	29,386	10 - 15
Distributor relationships	22,160	(17,602)	4,558	8 - 15
Trademark	10,319	(424)	9,895	15 - Indefinite
Intangible Assets Total	$528,157	$(169,109)	$359,048

	December 31, 2017
	Gross carrying amount	Accumulated amortization	Net intangibles	Amortization period (in years)
Customer relationships	$428,544	$(138,566)	$289,978	4 - 15
Patents and technology	110,910	(16,733)	94,177	5 - 17
Non-compete agreements	6,625	(6,041)	584	3 - 6
Trade names	64,359	(22,090)	42,269	10 - 15
Distributor relationships	22,160	(16,338)	5,822	8 - 15
Trademark	10,319	(85)	10,234	15 - Indefinite
Intangible Assets Total	$642,917	$(199,853)	$443,064

Intangible assets with definite lives are tested for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. In the fourth quarter of 2018, due to the impairment indicators discussed above, we determined that certain intangible assets in our Downhole reporting unit were impaired. As a result, we recognized $50.2 million of impairment losses on these intangible assets (primarily customer relationships and trade names) in the fourth quarter of 2018. In the second quarter of 2018, we made the decision to exit specific products within the Subsea and Downhole product lines. As a result, we recognized $14.5 million of impairment losses on certain intangible assets (primarily customer relationships). In 2017, impairment losses totaling $1.1 million were recorded on certain intangible assets within the Subsea and Downhole reporting units related to management’s decision to abandon specific product lines. There were no intangible asset impairments recorded during the year ended December 31, 2016. Impairment charges are included in “Goodwill and intangible asset impairments” in the consolidated statements of comprehensive loss.
Amortization expense was $41.4 million, $30.7 million and $26.1 million for the years ended December 31, 2018, 2017 and 2016, respectively. The estimated future amortization expense for the next five years is as follows (in thousands):

Year ending December 31,	Amount
2019	$34,591
2020	33,864
2021	32,974
2022	31,196
2023	28,994